UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 26, 2013

SFX Entertainment, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36119	90-0860047
(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 6th Floor
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(646) 561-6400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On November 26, 2013, SFX Entertainment, Inc., a Delaware corporation (the “Company”), entered into a share purchase agreement (the “Purchase Agreement”) with SFXE Netherlands Holdings B.V., a private company with limited liability incorporated under the laws of the Netherlands and a wholly owned subsidiary of the Company, Accepté Holding B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Accepté”), Accepté B.V., a private company with limited liability incorporated under the laws of the Netherlands, and the additional signatories named therein, pursuant to which the Company will acquire 100% of the outstanding share capital of Accepté from the shareholders of Accepté in two increments.

The first closing under the Purchase Agreement was held on December 2, 2013 when the Company acquired approximately 75% of the outstanding share capital of Accepté.  This transaction was previously reported in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 3, 2013 (the “Initial Report”).

This Current Report on Form 8-K/A amends Item 9.01 of the Initial Report to provide certain financial statements of Accepté and certain unaudited pro forma financial information required under Item 9.01, which were excluded from the Initial Report in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

The following financial statements of the Company are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference:

i.                  Audited consolidated financial statements of Accepté as of and for the year ended December 31, 2012; and

ii.               Unaudited interim consolidated financial statements of Accepté as of and for the nine months ended September 30, 2013.

(b)         Pro Forma Financial Information

The unaudited pro forma condensed and consolidated financial statements as of and for the nine months ended September 30, 2013, and the year ended December 31, 2012, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase Agreement, dated as of November 26, 2013, by and among the Company, SFXE Netherlands Holdings B.V., Accepté, Accepté B.V., and the additional signatories named therein

23.1	Consent of Deloitte Accountants B.V. relating to Accepté’s financial statements

99.1*	Press release, dated December 3, 2013

99.2

Audited consolidated financial statements of Accepté as of and for the year ended December 31, 2012, and unaudited interim consolidated financial statements of Accepté as of and for the nine months ended September 30, 2013

99.3	Unaudited pro forma combined financial statements as of and for the nine months ended September 30, 2013, and the year ended December 31, 2012

*  Furnished previously on Initial Report

[Signature Page to Follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFX ENTERATINMENT, INC.

Date: February 14, 2014	By:	/s/ Robert F.X. Sillerman
Robert F.X. Sillerman
Chief Executive Officer and Director